SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2012

KINGLY CHATEAU CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-153261	39-2078329
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

7380 S. Eastern Ave #124376 Las Vegas, NV 89123
(Address of principal executive offices)

206-888-6995
(Registrant’s Telephone Number)

Unit1705 A, 17 Floor, Tower 1, Silvercord Plaza
No. 30 Canton Road, TST, Kowloon, Hong Kong
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES

The following table sets forth, as of October 30, 2012, the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and dispositive power with respect to such shares of common stock. As of the date of this Current Report, there are 19,775,000 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership

Jarol Diaz (1)	16,000,000	80.9%

All executive officers and directors as a group (0 persons)	0	0%
______________
(1)	Jarol Diaz acquired these shares on October 12, 2012 in a private transaction from OTC Investment Management Limited, a BVI corporation.

ITEM 5.01   CHANGES IN CONTROL OF REGISTRANT

On October 12, 2012, Jarol Diaz acquired control of sixteen million (16,000,000) shares of the Company’s issued and outstanding common stock, representing approximately 80.9% of the Company’s total issued and outstanding common stock, from OTC Investment Management Limited, in accordance with a private share purchase agreement between Mr. Diaz and OTC Investment Management Limited.

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS.

Effective October 17, 2012, Tung Yee Shing resigned from all positions with the Company, including, but not limited to that of Chief Financial Officer, Secretary, Treasurer, principal financial officer, principal accounting officer and a member of the Board of Directors.  The resignation did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective October 17, 2012 Jeffrey Smuda was appointed as President and the sole director Director of the Company as well as Chief Financial Officer, Secretary, Treasurer, principal financial officer, and principal accounting officer.

From 2000-2003 Mr. Smuda was the Director of Procurement for A&B Process Systems, Inc., based in Stratford, WI. He was responsible for domestic procurement, transportation, warehouse operations, inventory control and technology systems implementation to support design-build custom manufacturing.

From 2003-2007 Mr. Smuda held the position of President for OrderPro Logistics, Tucson, AZ where he was responsible for growing and developing all facets of company revenues, profits and share price by way of executing strategic mergers, acquisitions and internal expansion opportunities.

From 2007 and to his appointment Mr Smuda acted as a consultant for Blue Oak LLC,  based in Chester, NJ 2007-present.

Mr. Smuda holds a Bachelor of Science, Business Administration – Elmhurst College, Elmhurst, IL.

Involvement in Certain Legal Proceedings

During the past ten years, Mr. Smuda has not been the subject of the following events:

1.
A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;

i)
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or

	ii)	Engaging in any type of business practice; or
	iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.
The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3(i) in the preceding paragraph or to be associated with persons engaged in any such activity;

5.
Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.
Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.
Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

	i)	Any Federal or State securities or commodities law or regulation; or
ii)
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

iii)
Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

8.
Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

ITEM 8.01   OTHER EVENTS

On October 30, 2012 the Company announced its new address as 7380 S. Eastern Ave, #124376, Las Vegas, NV 89123.

Its phone number is 206-888-6995.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kingly Chateau Corporation

Dated: October 31, 2012	By:	/s/ Jeffrey Smuda
Jeffrey Smuda
Chief Executive Officer